                                                                     Exhibit 4.1

       [Number]                                           [Shares]

                               [LOGO OF KYPHON]

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                       CUSIP 501577 10 0
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT



Is the record holder of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE OF
          ------------------------             ----------------------
    ------------------------------ KYPHON INC. ----------------------------
            ----------------------             --------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:      [CORPORATE SEAL OF DELAWARE KYPHON INC. JAN. 10, 1994]

NEED FACSIMILE SIGNATURE                           NEED FACSIMILE SIGNATURE

CHIEF FINANCIAL OFFICER                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

 CHASEMELLON SHAREHOLDER SERVICES, LLC.
               TRANSFER AGENT AND REGISTRAR

BY

                   AUTHORIZED SIGNATURE

                                  KYPHON INC.

     A statement of all of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established by the Certificate of Incorporation, as amended, may be obtained by any stockholder upon request and without charge from the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                UNIF GIFT MIN ACT - __________Custodian _________________
TEN ENT - as tenants by the entireties                              (Cust)               (Minor)
JT TEN  - as joint tenants with                              under Uniform Gifts to Minors
          right of survivorship
          and not as tenants in                                   Act _________________________________
          common                                                                (State)

                                              UNIF TRF MIN ACT- ________Custodian ( until age ________)
                                                                 (Cust)

                                                               _________________under Uniform Transfers
                                                                    (Minor)

                                                               to Minors Act __________________________
                                                                                    (State)

Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT
                                  ----------

For Value Received _________________________hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
[                                            ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE(S)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
of the Shares of capital stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint________________________________________________________________Attorney


to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________                     ___________________________________


                                            ___________________________________
                                            NOTE: The signature to this
                                            assignment must correspond with the
                                            names as written upon the face of
                                            the certificate in every particular,
                                            without alteration or enlargement or
                                            any change whatever. Signature must
                                            be guaranteed.

Signature(s) Guaranteed:

By ___________________________________________________________________________
THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.